UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2020

Semtech Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road Camarillo, California	93012-8790
(Address of principal executive offices)	(Zip Code)

805-498-2111

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2020, James J. Kim, Executive Vice President of Worldwide Sales of Semtech Corporation (the “Company”), notified the Company of his intention to retire from the Company effective April 3, 2020.

On March 3, 2020, the Compensation Committee of the Board of Directors (the “Board”) of the Company approved a Transition Agreement by and between the Company and Mr. Kim (the “Transition Agreement”). The Transition Agreement provides that Mr. Kim will be available to the Company (as a non-employee consultant) to help transition his duties and responsibilities over a one-year period following his retirement date, that the Company will pay Mr. Kim $966,000 over a one-year period, and that the Company will pay or reimburse Mr. Kim’s premiums to continue healthcare coverage under COBRA for up to twenty-three months, all subject to Mr. Kim providing the Company with a release of claims. The summary of the Transition Agreement is qualified in its entirety by reference to the text of the Transition Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

In connection with the transition of Mr. Kim’s duties, on March 4, 2020 the Board changed Mr. Kim’s title to Executive Vice President, Special Projects, Sales.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being included as part of this report:

Exhibit No.	Description

10.1	Transition Agreement, dated as of March 3, 2020 between Semtech Corporation and James J. Kim

104	The Cover Page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMTECH CORPORATION

Date: March 6, 2020	By:	/s/ Emeka N. Chukwu
	Name:	Emeka N. Chukwu
	Title:	Chief Financial Officer